SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement            [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                  Commission Only (as permitted
[ ]  Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CHINA CONTINENTAL, INC.
                  ---------------------------------------------
                (Name of Registrant As Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

     ----------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------------------

4.   Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------------------

5.   Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

     ----------------------------------------------------------------------

2.   Form, Schedule or Registration Statement No.:

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3.   Filing Party:

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4.   Date Filed:

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

                             CHINA CONTINENTAL, INC.
                                    Room 2407
                             China Resource Building
                               No. 26 Harbour Road
                               Wanchai, Hong Kong

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD May 31, 2001

To the Shareholders of China Continental, Inc.:

     An  Annual  Meeting  of  Shareholders  of  China  Continental,   Inc.  (the
"Company") will be held at 440 Louisiana, Suite 475, Houston, Texas 77002, at 1:00 p.m., on May 31, 2001 for the following purposes:

     1. To elect five directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

     2.   To  consider  a  proposal  to  amend  the  Company's   Certificate  of
          Incorporation to effect a 1 for 10 reverse stock split effective as soon as practicable after the Annual Meeting of Shareholders.

     3. To consider a proposal to ratify the appointment of Thomas Leger & Co., LLP as the Company's independent certifying accountants.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on March 31, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

     YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                    By Order of the Board of Directors



                                    Jai Ji Shang
                                    Chairman


Hong Kong
May 2, 2001

                             CHINA CONTINENTAL, INC.
                                    Room 2407
                             China Resource Building
                               No. 26 Harbour Road
                               Wanchai, Hong Kong

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD May 31, 2001

                                 ---------------

                                  INTRODUCTION

         This  Proxy  Statement  is  being  furnished  in  connection  with  the solicitation of proxies on behalf of the Board of Directors of China Continental, Inc. (the "Company") for use at the 2001 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at 440 Louisiana, Suite 475, Houston, Texas 77002, on Friday, May 31, 2001 at 1:00 p.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about May 16, 2001.

Proxies

         The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the amendment of the Company's Certificate of Incorporation to reflect a 1 for 10 reverse stock split effective as soon as practicable following the Annual Meeting of Shareholders, FOR the ratification of the appointment of the designated independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting. Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Voting Securities

         Shareholders of record at the close of business on March 31, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, $0.001 par value per share (the "Common Stock"), outstanding and entitled to vote was 230,000,000. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date.

Quorum and Other Matters

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

         Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Proposal 2 to authorize a 1 for 10 reverse stock split requires the affirmative vote of a majority of all shares outstanding. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 2 but will have no effect on the election of directors or any other matter.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Five directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Jai Ji Shang, Wei Jian Sheng, Zhang Zhong Cheng, Malcolm Roy Brandon and Shujing Li to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company. Directors shall be elected by shareholders holding a plurality of the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of all of the Nominees. In the event, however, that any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Information Regarding Nominees

     Set out below is certain information concerning our nominees for election as directors of the Company:

     Jia Ji Shang                                                         Age 47

     Mr. Jia Ji Shang is the Chairman and Chief Executive Officer of the Company. He holds a Master of Business Administration from Ukraine Institute of Wisconsin International University. He has in excess of 10 years of commercial experience in international trade, particularly in bioengineering, civil engineering, and biotechnology. Mr. Shang is the founder of Towering Technology Group Limited, which engages in civil and engineering construction in Mainland China and bioengineering and biotechnology throughout the Far East Region and in North America.

     Jian Sheng Wei                                                       Age 54

     Mr. Jian Sheng Wei is the Business Director, Chief Financial Officer and Secretary of the Company. Mr. Wei holds a Bachelor in civil engineering and a Master in Business Administration. He has over 30 years experience in the operation, research and management of agriculture and husbandry. He has established breeding centers and large-scale slaughterhouses in Inner Mongolia and Hubei. Mr. Wei specializes in husbandry operation and is responsible in the promotion of business in the Far East Region, South Africa, Australia and North America.

     Malcolm Roy Brandon                                                  Age 54

     Mr. Malcolm Roy Brandon is the Technical Director of the Company. Mr. Brandon is the Managing Director of Castella Research Pty Ltd., Honorary Professor of the University of Inner Mongolia, Principal Fellow of Centre for Animal Biotechnology, School of Veterinary Science at the University of Melbourne and Research Associate of the Austin Research Institute, Austin & Repatriation Hospital. Mr. Brandon received his Bachelor of Agricultural Science and PhD degree at the University of Sydney. He has over 26 years experience in basic research, development and production of biological products. He has been a visiting professor of Oxford University and Michigan State University. He holds 102 patents produced from his research.

     Zhong Cheng Zhang                                                    Age 59

     Zhong Cheng Zhang, is a Technical Director of the Company. He is a leader in animal biology and has contributed greatly in maintaining the Peoples' Republic of China's highly competitive research in his field. He has initiated eight research projects with the PRC government and has over 30 years experience in biotechnology. He has published more than 60 referred research papers, reviews and books and has received two honorary awards from China Agriculture and Husbandry for best thesis of the year.

     Shujing Li                                                           Age 38

     Mr. Shujing Li is a Director of the Company. He received his Doctorate degree in Agriculture Science from China Agricultural University. He is primarily responsible for developing, researching and supplying technologies in agricultural genetics. He established state owned project "95", a project employing agricultural genetics to improve the equality of existing foodstuffs. He has authored more than 20 research papers, reviews and books. He holds positions in the Chinese Youth Association of Science and Technology, the Asian Society of Animal Biotechnology, the Chinese Society of Animal Reproduction and the College of Animal Science and Technology.

         The Board of Directors held six meetings during 2000. Each director is expected to attend each meeting of the Board. In addition to meetings, the Board reviews and acts upon matters through written consent procedures. No director attended less than 75% of all the meetings of the Board in 2000. There are no audit, nominating and compensation committees of the Board of Directors.

Compliance With Section 16(a) of Exchange Act of 1934

         Under the securities laws of the United States, the Company's directors, its executive officers and beneficial owners of more than ten percent of any class of the Company's securities are required to report their initial ownership of the Company's securities and any subsequent changes in that ownership to the Securities and Exchange Commission. However, none of these parties has yet filed the required forms with the Securities and Exchange Commission.

Executive Compensation and Other Matters

         No compensation was paid to the Company's chief executive officer, or other executive officers, during 2000. The Company does not pay any compensation to its directors for service in that capacity.

Beneficial Ownership of Common Stock

The following table sets forth as of March 31, 2001, the number of shares of the Company's Common Stock known to be held by the Executive Officers and Directors, individually, and as a group, and by beneficial owners more than five percent of the Company's Common Stock.

                                              Amount and Nature of
                                              Beneficial Ownership    Percentage
Name and Address of Beneficial Owner                 Shares           of Class
------------------------------------                 ------           ----------
Jia Ji Shang (1)                                   85,825,000           30.34%
Jian Sheng Wei                                          0                    0
Malcolm Roy Brandon                                     0                    0
Zhang Cheng Zhang                                       0                    0
Shujing Li                                              0                    0
Clever Boy Limited                                 52,825,000           22.97%
                                                   ----------           ------
All officers and directors as a group (five)       138,650,000          49.02%

(1) Address is Room 2407 China  Resources  Building,  26 Harbour Road,  Wanchai,
Hong Kong. Includes 52,825,000 shares held by Clever Boy Limited which is controlled by Jia Ji Shang.

Certain Relationships and Transactions

         At  December  31,  2000,  the  amounts  due  to  related   parties  was
$1,145,323. The Company amounts due from/ to directors and related companies owned and/or controlled by director, Jia Ji Shang, are unsecured, interest-free and are repayable on demand.

Compensation Committee Report

         The Company has not established a Compensation Committee. The Company's Board of Directors establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executives of the Company.

         The primary consideration of the Board of Directors in determining overall compensation is to motivate, reward and retain the best management team to achieve the Company's objective and thus compensation is based upon a combination of overall financial performance of the Company, the meeting of long term objectives and each individuals experience and past performance, while considering salaries of other executives in similar companies.

Company Performance

     The following graph compares the cumulative total investor return on the Company's Common Stock for the five years ended December 31, 2000 with the Russell 2000 Index and a peer group of companies, consisting of Commodore Separation Technology, Cuno, Inc., ESCO Technologies, Inc., Flow International Corp., Millipore Microelectronics, Nordson Corp., Osmonics, Inc., Pall Corp., Peerless Manufacturing Co., Puroflow, Inc., Rochem Environmental, Inc., SGI International, Systemone Technologies, Inc., Taylor Devices, Inc., Waste Technology Corp. and Water Pik Technologies, Inc.

     The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Shareholders are cautioned against drawing any conclusions from the data contained herein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.



                                    [GRAPH]






                           Base Period
                           December       December     December     December     December     December
                            31 1995       31 1996      31 1997      31 1998      31 1999      31 2000
                           ----------    ----------   ----------   ----------   ----------   ----------

China Continental, Inc.        100          91.73      120.00         76.00        62.53        9.73
Russell 2000                   100         116.49      142.54        138.91       168.44      163.35
Peer Group                     100         103.00       86.57         97.29        90.99       96.25

                                   PROPOSAL 2
                       AMEND CERTIFICATE OF INCORPORATION
                     TO EFFECT 1 FOR 10 REVERSE STOCK SPLIT

         The Company's Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue 1,000,000,000 shares of Common Stock, par value $.001 per share. On April 1, 2001, the Board of Directors authorized a 1 for 10 reverse stock split and an amendment to the Certificate to decrease the number of authorized shares of Common Stock from 1,000,000,000 to 100,000,000 shares. The stockholders are being asked to approve at the Annual Meeting the 1 for 10 reverse stock split and such amendment to the Certificate. Under the proposed amendment, the first sentence of Article Four of the Certificate would be amended to read as follows:

         "The aggregate number of shares the Corporation shall have authority to issue is one hundred million (100,000,000) shares with a par value of $.001 per share."

         The Company currently has 1,000,000,000 authorized shares of Common Stock. As of April 30, 2001, 230,000,000 shares of Common Stock were issued and outstanding.

         The principal purpose of the proposed amendment to the Certificate is to decrease the number of authorized, issued, and outstanding shares of Common Stock in order to support an increase in market price of the Common Stock and future efforts to list the Company's Common Stock on an exchange.

         The Company cannot assure you that the reverse stock split will have the desired consequences. The Company anticipates that, following consummation of the reverse stock split, the Common Stock will trade at a price per share that is significantly higher than the current market price per share of the Common Stock. There can be no assurance that the total market capitalization of the Common Stock after the proposed reverse stock split will be equal to the total market capitalization before the reverse stock split or that the market price following the reverse stock split will either exceed or remain in excess of the current market price. In many cases, the total market capitalization of a company following a reverse stock split is lower, and may be substantially lower, than the total market capitalization before the reverse stock split.

         After the effectiveness of the reverse stock split, each stockholder will own a proportionately reduced number of shares of Common Stock as such stockholder owned prior to the reverse stock split, but will own the same percentage of the outstanding shares of Common Stock of the Company.

         Upon the 1 for 10 reverse stock split becoming effective, each 10 shares of Common Stock issued and outstanding will automatically and without further action by the Board of Directors or stockholders of the Company, be reclassified and converted into one share of Common Stock rounded to the nearest whole share.

         The Company intends to file the Amended Certificate of Incorporation with the Secretary of State of the State of Utah promptly following the Annual Shareholders' Meeting.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of all outstanding shares of Common Stock of the Company is required for approval of this proposal. An abstention or non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE.

                                   PROPOSAL 3
                              INDEPENDENT AUDITORS

         The Board of Directors has selected Thomas Leger & Co., LLP as independent auditors for the fiscal year ending December 30, 2001, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         On November 16, 2000, the client-auditor relationship between the Company and Blackman Kallick Bartelstein, LLP ("BKB") ceased. BKB audited our financial statements for the years ended December 31, 1999 and December 31, 1998. To the knowledge of the Company's Board of Directors, BKB's report of the financial statements of the Company for the years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

         During the fiscal years ended December 31, 1999 and December 31, 1998 and the subsequent interim period preceding the termination of the client-auditor relationship on November 16, 2000, to the knowledge of the Company's Board of Directors, there were no disagreements with BKB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKB, would have caused BKB to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company. The Company requested that BKB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. To the knowledge of the Company's Board of Directors, during each of the past two fiscal years there was no disagreement or difference of opinion with BKB regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         Thomas Leger & Co.was engaged as our successor auditors on March 31, 2001. We authorized BKB to respond fully to the inquiries of Thomas Leger & Co. Prior to their engagement, Thomas Leger & Co. was not consulted as to their opinion regarding any matters of the Company.

         It is not anticipated that representatives of Thomas Leger & Co., LLP or Blackman Kallic Bartelstein, LLP will be present at the Annual Meeting.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF THOMAS LEGER & CO., LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

Audit Fees

         The aggregate fees billed by Thomas Leger & Co., LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year by Blackman Kallic Bartelstein, LLP were $89,743.


Financial Information Systems Design and Implementation Fees

         Neither Thomas Leger & Co., LLP nor Blackman Kallic Bartelstein, LLP rendered any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the year ended December 31, 2000.

All Other Fees

         The aggregate fees billed by Thomas Leger & Co. LLP and Blackman Kallic Bartelstein LLP for all other services rendered to the Company during the fiscal year ended December 31, 2000, other than audit services, were $0.

Audit Committee Report

         The Company does not have an Audit Committee. Management is responsible for the Company's internal control and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Company's Board of Directors monitor and oversee these processes.

         In performing its oversight role, the Board of Directors has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Board of Directors discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Company's independent accountants also provided to the Board of Directors the written disclosures required by Independence Standard No. 1, Independent Discussions with Audit Committees. The Board of Directors has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence and has discussed with the independent accountants that firm's independence.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2002 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than December 27, 2001. If the Company receives notice of a shareholder proposal after March 11, 2002, persons named as proxies for the 2002 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

                            EXPENSES OF SOLICITATION

         All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

         Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.




                                                              Jai Ji Shang
                                                              Chairman

Hong Kong
May 2, 2001

                             CHINA CONTINENTAL, INC.
                             c/o Vanderkam & Sanders
                            440 Louisiana, Suite 475
                              Houston, Texas 77002

                    Proxy for Annual Meeting of Shareholders
                           to be held on May 31, 2001


         The undersigned hereby appoints Hank Vanderkam as Proxy with full power of substitution in the name, place and stead of the undersigned to vote at an Annual Meeting of Shareholders of (the "Meeting") of China Continental, Inc., a Utah corporation (the "Company"), on May 31, 2001, at 1:00 p.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

1. Granting authority to vote for the election as directors of the Company the following nominees: Jia Ji Shang, Wei Jian Sheng, Zhang Zhong Cheng, Malcolm Roy Brandon, and Shujing Li.

       o FOR ALL NOMINEES LISTED ABOVE        o WITHHOLD AUTHORITY FOR ALL
                                                NOMINEES LISTED ABOVE

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

2. Proposal to amend the Certificate of Incorporation to effect a 1 for 10 reverse stock split as soon as possible after the Annual Meeting of Shareholders.

           o FOR                   o AGAINST                  o ABSTAIN

3. Proposal to ratify the appointment of Thomas Leger & Co., LLP as independent auditors of the books and accounts of the Company for the year ending December 31, 2001.

           o FOR                   o AGAINST                  o ABSTAIN

4. In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 2, PROPOSAL 3 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

                                               Please sign exactly as your
                                               name appears hereon. When
                                               shares are held by joint
                                               tenants, both should sign.
                                               When signing as an attorney,
                                               executor, administrator, trustee,
                                               guardian, or corporate officer,
                                               please indicate the capacity in
                                               which signing.

                                               Date:                  , 2001
                                                    ------------------


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Name of Shareholder                                      Signature


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Number of Shares                                           Title